UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):
February 4, 2013
PINNACLE AIRLINES CORP.
(Exact Name of Registrant as Specified in Charter)

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I. R. S. Employer Identification No.)
Delaware	001-31898	03-0376558
(Address of principal executive offices)	(Zip Code)
40 South Main Street, Memphis, TN	38103
Registrant’s telephone number, including area code
(901)-348-4100
(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 4, 2013, Pinnacle Airlines Corp. (the “Company”) issued a press release announcing that Ryan Gumm will be joining the Company as Senior Vice President and Chief Operating Officer.  On the date the Company emerges from bankruptcy, Mr. Gumm shall become the President and Chief Executive Officer of the Company, and John Spanjers will retire from the Company.

Mr. Gumm, 36, has served as Executive Vice President and Chief Operating Officer of Delta Private Jets since October 2012.  Prior to that, Mr. Gumm served as President and Chief Operating Officer of Comair from March 2012 until October 2012.  From September 2010 until March 2012, Mr. Gumm was the Vice President of Aircraft Operations at Comair.  From February 2006 until September 2010, he held various operations positions at Freedom Airlines/Mesa Airlines, including Chief Operating Officer of Freedom Airlines.  Mr. Gumm holds an Airline Transport Pilot Certificate, a Type Rating on EMB-145 Regional Jet and Commercial Flight Instructor Certificate.

There are no family relationships between Mr. Gumm and any director or executive officer of the Company.  Other than Mr. Gumm’s having held officer positions with wholly-owned subsidiaries of Delta Air Lines (with whom the Company has flying agreements), there are no related-party transactions between the Company and Mr. Gumm reportable under Item 5.02 of Form 8-K or Item 404(a) of Regulation S-K as referenced therein.

Mr. Gumm’s terms of employment contemplate his succession to the position of President and Chief Executive Officer upon emergence from bankruptcy.  Mr. Gumm will be paid a base salary of $265,000 per year.  He will have an annual cash incentive opportunity with a target award level of 65% of his base salary.  In addition, for the first two years of his employment, Mr. Gumm will have an additional annual cash incentive opportunity with a target award level of 30% of his base salary.  Mr. Gumm will also be provided a long-term incentive opportunity with a target award level of $200,000.  Each of the foregoing award opportunities will have a range of potential payouts based on meeting performance goals.  He will be entitled to reimbursement of certain costs of his relocation to Minneapolis.  Mr. Gumm will participate in the same benefit plans as other Pinnacle employees participate in generally.

A copy of the press release the Company issued to announce Mr. Gumm’s appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:
Exhibit Number	Description

99.1	Press Release issued by Pinnacle Airlines Corp. dated February 4, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PINNACLE AIRLINES CORP.
(Registrant)

By: /s/ Brian T. Hunt
Brian T. Hunt
Senior Vice President and General Counsel
February 5, 2013